UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 14, 1999
                Date of Report (Date of earliest event reported)



                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                   00028230                59-3283783
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)



                              8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
           (Address of principal executive office, including zip code)

                                 (407) 363-7827
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

         On January 14, 1999, Planet Hollywood International, Inc. (the "Company") announced plans for a fresh look, new menu and more fashion-oriented merchandise for its theme restaurants. Other items discussed in the Company's announcement included (a) the Company expects 1999 to be a turnaround year (b) the Company currently projects returning to profitability in 2000, (c) steps to revitalize the Planet Hollywood concept, (d) steps to reduce costs and improve profitability, and (e) an expected fourth quarter charge and outlook. A copy of the Company's press release relating to the foregoing is attached hereto as
Exhibit 99.1, and is incorporated by reference.

ITEM 7.   EXHIBITS.

         99.1 Press Release by Planet Hollywood International Inc., dated January 14, 1999.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 18, 1999                  PLANET HOLLYWOOD
                                           INTERNATIONAL, INC.

                                              /s/ THOMAS AVALLONE
                                           -------------------------------------
                                           Name:  Thomas Avallone
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT                               DESCRIPTION
-------                               -----------

99.1     Press Release by Planet Hollywood International Inc., dated January 14,
         1999.